Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases
9.	Leases

The Company leases hospitals, medical office buildings, and certain equipment under capital and operating lease agreements. During 2011, 2010 and 2009, the Company entered into capital lease obligations of $3.0 million, $22.7 million and $3.3 million, respectively. All lease agreements generally require the Company to pay maintenance, repairs, property taxes and insurance costs.

During 2010, the Company entered into an agreement with the lessor of Cleveland Regional Medical Center (“Cleveland Regional”), its leased facility in Cleveland, TX, to exchange its ownership interest in certain real estate at Hill Regional Medical Center (“Hill Regional”), in Hillsboro, TX for the lessor’s ownership interest in the real estate at Cleveland Regional. The related lease agreement was amended to incorporate Hill Regional as a leased asset with no change to the remaining lease term or payment schedule. No monetary consideration was exchanged in this transaction, and the transaction qualifies as a non-taxable, like-kind exchange under the regulations in Section 1031 of the Internal Revenue Code. The assets of Cleveland Regional were recorded in the consolidated balance sheet at fair value on the date of this transaction; however, as a result of the Company’s continuing involvement in the Hill Regional assets, the exchange with the lessor does not qualify for sale treatment under U.S. GAAP. Accordingly, the transaction has been accounted for as a financing obligation and the assets of Hill Regional will remain on the consolidated balance sheet as assets recorded under a financing obligation. Starting in the fourth quarter of 2010, future payments under the lease are amortized against the financing obligation rather than recorded as rent expense. The disclosures below for capital leases include the amounts related to the Hill Regional financing obligation.

Commitments relating to noncancellable operating and capital leases for each of the next five years and thereafter are as follows (in thousands):

Year Ended December 31,	Operating (1)	Capital
2012	$176,403	$8,386
2013	149,460	7,216
2014	122,763	6,710
2015	98,543	6,005
2016	70,087	5,630
Thereafter	176,599	57,472

Total minimum future payments	$793,855	$91,419

Less imputed interest		(43,058)

		48,361
Less current portion		(4,008)

Long-term capital lease obligations		$44,353

(1)	Minimum lease payments have not been reduced by minimum sublease rentals due in the future of $21.3 million.

Assets capitalized under capital leases as reflected in the accompanying consolidated balance sheets were $27.9 million of land and improvements, $193.7 million of buildings and improvements and $69.3 million of equipment and fixtures as of December 31, 2011 and $27.9 million of land and improvements, $193.7 million of buildings and improvements and $76.7 million of equipment and fixtures as of December 31, 2010. The accumulated depreciation related to assets under capital leases was $119.3 million and $106.7 million as of December 31, 2011 and 2010, respectively. Depreciation of assets under capital leases is included in depreciation and amortization expense and amortization of debt discounts on capital lease obligations is included in interest expense in the consolidated statements of income.